UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2009

AMERICAN REPROGRAPHICS COMPANY
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-32407	20-1700361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1981 N. Broadway, Suite 385, Walnut Creek, California	94596
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (925) 949-5100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On March 27, 2009, following a comprehensive search process initiated by American Reprographics Company (the “Company”), the Audit Committee of the Board of Directors of the Company dismissed PricewaterhouseCoopers LLP (“PwC”) and appointed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for fiscal year 2009. PwC had served as the Company’s independent registered public accounting firm beginning with the Company’s fiscal year ended December 31, 2003 through fiscal year ended December 31, 2008.

The reports of PwC on the Company’s financial statements for the fiscal years ended December 31, 2008 and 2007 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the fiscal years ended December 31, 2008 and 2007, and through March 27, 2009, there have been no disagreements with PwC on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements for such years. During the fiscal years ended December 31, 2008 and 2007, and through March 27, 2009, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided PwC with a copy of the above statements and has requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated March 31, 2009, is attached hereto as Exhibit 16.

During the fiscal years ended December 31, 2008 and 2007, and through the date of the appointment of Deloitte as the Company’s independent auditors for fiscal year 2009, the Company did not consult with Deloitte regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K except that Deloitte provided valuation services in connection with purchase price allocation of an acquisition in 2007 and an acquisition in 2008.

Item 8.01.	Other Events.

A copy of the Company’s press release relating to the change in the Company’s independent auditors is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP addressed to the United States Securities and Exchange Commission, dated March 31, 2009
99.1	American Reprographics Company Press Release, dated April 2, 2009

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 2, 2009	AMERICAN REPROGRAPHICS COMPANY

	By:	/s/ Kumarakulasingam Suriyakumar

Kumarakulasingam Suriyakumar
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

16	Letter from PricewaterhouseCoopers LLP addressed to the United States Securities and Exchange Commission, dated March 31, 2009
99.1	American Reprographics Company Press Release, dated April 2, 2009